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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) January 3, 2003

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of December 1, 2002, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2002-RS7)


                   Residential Asset Mortgage Products, Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                               333-86786                 41-1955181
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(State or Other Jurisdiction of    (Commission File           (I.R.S. Employer
Incorporation)                          Number)             Identification No.)

8400 Normandale Lake Blvd.                                     55437
                                                               -----
Suite 250                                                    (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


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Item 7.      Financial Statements Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

     10.1 Pooling and Servicing Agreement, dated as of December 1, 2002 among Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee.

                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By: /s/ Michael Mead
                                            Name:  Michael Mead
                                            Title: Vice President

Dated: January 14, 2003

                                           EXHIBITS